UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 26, 2013

GateHouse Media, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33091	36-4197635
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 WillowBrook Office Park, Fairport, New York	14450
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 585-598-0030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 26, 2013, Ernst & Young LLP (“E&Y”), the Company’s independent registered public accounting firm, reissued its report with respect to the Company’s consolidated financial statements for the year ended December 30, 2012 (the “Financial Statements”), which report appears in the Company’s Annual Report on Form 10-K for the year ended December 30, 2012 (the “2012 10-K”) filed with the SEC on March 7, 2013, to (i) include a going concern uncertainty paragraph, (ii) give retrospective treatment to a discontinued operation and (iii) include a subsequent event footnote.

This Current Report on Form 8-K is being filed solely to update E&Y’s report as set forth above. The Company has not made any other retrospective revisions to the Financial Statements that appear in the 2012 10-K. The sections from the 2012 10-K that have been revised are listed below and such revised sections are attached as Exhibit 99.1 to this Current Report on Form 8-K.

•	Part II, Item 6. Selected Financial Data

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 8. Financial Statements and Supplementary Data

•	Part IV, Item 15. Exhibits, Financial Statements Schedules

Other than as described above, this Current Report on Form 8-K does not revise, modify, update or otherwise affect the 2012 10-K, including the audited consolidated financial statements included therein. Furthermore, this Current Report on Form 8-K does not purport to provide a general update of any developments affecting the Company subsequent to the filing of the 2012 10-K with the SEC on March 7, 2013. Accordingly, the revised sections of the 2012 10-K that are included in this Current Report on Form 8-K at Exhibit 99.1 should be read in conjunction with: (i) the sections of the 2012 10-K that are not affected by the revisions; and (ii) the Company’s filings with the SEC subsequent to March 7, 2013.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm of Ernst & Young LLP

99.1	Certain revised sections from the Annual Report on Form 10-K of GateHouse Media, Inc. for the year ended December 30, 2012, filed with the SEC on March 7, 2013

* 101.INS	XBRL Instance Document

* 101.SCH	XBRL Taxonomy Extension Schema

* 101.CAL	XBRL Taxonomy Extension Calculation Linkbase

* 101.DEF	XBRL Taxonomy Extension Definition Linkbase

* 101.LAB	XBRL Taxonomy Extension Label Linkbase

* 101.PRE	XBRL Taxonomy Extension Presentation Linkbase

*	Pursuant to Rule 406T of Regulation S-T, the information in this exhibit shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement, prospectus or other document filed under the Securities Act of 1933, or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GateHouse Media, Inc.

Dated: September 26, 2013	By:	/s/ Michael E. Reed
Michael E. Reed
Chief Executive Officer